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                                                                  Exhibit 10.54

WAIVER AGREEMENT


         This Waiver Agreement, dated as of March 31, 2003 (this "Agreement"), is among WESTPOINT STEVENS INC., a Delaware corporation (the "Borrower"), each of the Lenders signatories hereto, each of the Subsidiary Guarantors signatories hereto, and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Administrative Agent (the "Agent").

RECITALS:

         A. Pursuant to that certain Credit Agreement, dated as of June 29, 2001, among the Borrower, the lending and financial institutions party thereto from time to time (the "Lenders"), and the Agent, as amended by the First Amendment Agreement, dated as of March 31, 2003 (the "Second Lien Credit Agreement"), the Lenders agreed to make loans to the Borrower.

         B. The Borrower has requested that the Required Lenders agree to waive certain provisions to the Second Lien Credit Agreement.

         NOW, THEREFORE, based upon the foregoing, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:


PART I
DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the following meanings:

                  "Effective Date" shall mean the date upon which each of the conditions set forth in Part III have been satisfied.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


PART II
WAIVER OF SECOND LIEN CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Effective Date, the certain provisions of the Second Lien Credit Agreement are hereby waived as set forth in this Part II. Except for such waivers, the Second Lien Credit Agreement shall continue in full force and effect.

         SUBPART 2.1. Waivers of Section 6.1. The Borrower's obligations: (i) pursuant to Section 6.1(a) to deliver the financial statements of the Consolidated Parties for the Fiscal Year ended December 31, 2002 together with an unqualified going concern opinion of its auditors with respect thereto and
(ii) pursuant to Section 6.1(f) to deliver the auditor's certificate identifying any Default or Event of Default, are hereby waived through and including June 10, 2003, provided that (i) such financial statements and audit report, and the auditor's certificate identifying any Default or Event of Default, shall have been delivered on or before June 11, 2003 and (ii) no other Default or Event of Default shall exist as of the date hereof or shall have arisen subsequent to the date hereof and on or before June 10, 2003.


PART III
CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Effective Date. The waivers contained in this Agreement shall be deemed effective as of March 31, 2003 when (i) all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and (ii) the Required Lenders, the Borrower, and the Agent shall have duly executed counterparts of this Agreement.

         SUBPART 3.1.1. Closing Certificate. The Agent shall have received a certificate from the Borrower and certifying that (i) after giving effect to this Agreement, no Default or Event of Default exists as of the Effective Date, and (ii) the representations and warranties of each Credit Party made in Subpart
4.4 of this Agreement or in or pursuant to the Credit Documents are true in all


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material respects on and as of the Effective Date.

         SUBPART 3.1.2. Guarantors' Consent. Each of the Guarantors shall have executed the consent included in the signature pages of this Agreement (the "Consent"), and the Agent shall have received such Consent executed by each Guarantor.

         SUBPART 3.1.3. Existing Credit Agreement. The Agent shall have received a true and complete copy of a waiver with respect to certain provisions of the Existing Credit Agreement by the requisite lenders thereunder, and such waiver shall have become effective in accordance with its terms.

                                     PART IV
MISCELLANEOUS

         SUBPART 4.1. Cross-References. References in this Agreement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

         SUBPART 4.2. Instrument Pursuant to Second Lien Credit Agreement. This Agreement is a document executed pursuant to the Second Lien Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Second Lien Credit Agreement.

         SUBPART 4.3. Credit Documents. The Borrower hereby confirms and agrees that the Credit Documents are, and shall continue to be, in full force and effect, except with respect to the waiver contained herein, except that, on and after the Effective Date, references in each Credit Document to (a) the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Second Lien Credit Agreement shall give effect to this waiver.

         SUBPART 4.4. Representations and Warranties. Each of the Credit Parties hereby represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (iii) this Agreement has been duly executed and delivered by such Credit Party, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, (iv) it has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, (v) the representations and warranties contained in Section 6 of the Second Lien Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date or those which relate to specific schedules, the changes to which do not represent a Material Adverse Effect), (vi) no event of default under any other agreement, document or instrument to which it is a party will occur as a result of the transactions contemplated hereby, and (vii) as of the date of, and giving effect to, this Agreement, no Event of Default or Defaults exists.

         SUBPART 4.5. Costs and Expenses. The Borrower hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to the Agent) incurred by the Agent in connection with the negotiation, preparation, execution, and delivery of this Agreement and the enforcement or preservation of any rights and remedies of the Lenders and the Agent hereunder.

         SUBPART 4.6. Counterparts, Effectiveness, Etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.7. Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or any provision hereof.

         SUBPART 4.8. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



[Remainder of this page intentionally left blank.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

THE BORROWER:                    WESTPOINT STEVENS INC.,
                                 a Delaware corporation

                                 By:     /s/ Lester D. Sears
                                        ------------------------------
                                 Name:  Lester D. Sears
                                 Title: Senior Vice President-Finance
                                        and Chief Financial Officer







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ACKNOWLEDGED AND AGREED:


THE LENDERS:                DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a BANKERS
                            TRUST COMPANY), in its capacity as Agent


                            By:  /s/ James Patela
                                 ---------------------------------
                                 Name:  James Patela
                                 Title: Managing Director


                            ALBION ALLIANCE


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            BELLPORT CAPITAL PARTNERS LP


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            CP CAPITAL INVESTMENTS, LLC


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            DARMEL MULTI-STRATEGY PARTNERS LP


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            GE CAPITAL COMMERCIAL FINANCE


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:

                            GOLDMAN SACHS PROFIT SHARING MASTER TRUST


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:

                            GSC EUROPEAN MEZZANINE LUXEMBOURG I SARL


                            By:  /s/ Matthew Kaufman
                                 -----------------------------------
                                 Name: Matthew Kaufman
                                 Title:  Managing Director


                            GSC EUROPEAN MEZZANINE LUXEMBOURG II SARL


                            By:  /s/ Matthew Kaufman
                                 -----------------------------------
                                 Name: Matthew Kaufman
                                 Title:  Managing Director


                            GSC EUROPEAN MEZZANINE LUXEMBOURG III SARL


                            By:  /s/ Matthew Kaufman
                                 -----------------------------------
                                 Name: Matthew Kaufman
                                 Title:  Managing Director

                            GSC RECOVERY IIA, L.P.

                            By:  GSC Recovery IIA GP, L.P.,
                                 its general partner

                                 By:  GSC RIIA, LLC,
                                      its general partner

                                      By:  GSCP (NJ) Holdings, L.P.,
                                           its sole member

                                           By:  GSCP (NJ), Inc.,
                                                its general partner



                            By:  /s/ Matthew Kaufman
                                 -----------------------------------
                                 Name: Matthew Kaufman
                                 Title:  Managing Director



                            GSC RECOVERY IIA (SECOND CLOSE)


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            GSC RECOVERY II, L.P.

                            By:  GSC Recovery II GP, L.P.,
                                 its general partner

                                 By:  GSC RII, LLC,
                                      its general partner

                                      By:  GSCP (NJ) Holdings, L.P.,
                                           its sole member

                                           By:  GSCP (NJ), Inc.,
                                                its general partner


                                           By: /s/ Matthew Kaufman
                                               ---------------------------
                                               Name: Matthew Kaufman
                                               Title:  Managing Director

                            HH MANAGED ACCOUNT 6 LIMITED


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            MARATHON SPECIAL OPPORTUNITY FUND


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            MARINER LDC


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            MINERVA IAM LTD


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            PEQUOT ENDOWEMENT FUND LP


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            PEQUOT INSTITUTIONAL FUND, INC.


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            PEQUOT INTERNATIONAL FUND, INC.


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:

                            PEQUOT PARTNERS FUND, LP


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            PEQUOT SPECIAL OPPORTUNITIES FUND, LP


                            By:
                                 -----------------------------------
                                 Name:
                                 Title:


                            SATELLITE SENIOR INCOME FUND


                            By:   /s/ Brian S. Kriftcher
                                  --------------------------------------
                                  Name: Brian S. Kriftcher
                                  Title: Chief Operating Officer & Principal